UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2020

Turnkey Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56167	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Reservoir Avenue #123

Cranston, RI 02910

(Address of Principal Executive Offices)

Issuer's telephone number: 508-343-8127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

References to “We”, “Our”, “the Company”, the “Registrant”, “Successor”, refer to Turnkey Solutions, Inc., a Nevada Corporation.

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Explanatory Note

On October 1, 2020, Turnkey Solutions, Inc. (the “Company” or “Successor”) announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”) with Intermedia Marketing Solutions, Inc. (“IMMM” or “Predecessor”) and Intermedia Marketing Solutions Merger Sub, Inc. (“Merger Sub”) collectively (the “Constituent Corporations”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250. Immediately prior to the Reorganization, the Company was a direct and wholly owned subsidiary of Intermedia Marketing Solutions, Inc. and Intermedia Marketing Solutions Merger Sub, Inc. was a direct and wholly owned subsidiary of the Company.

This Current Report on Form 8-K (the “Form 8-K”) is being filed to establish Turnkey Solutions, Inc. as the successor issuer to IMMM pursuant to Rule 12g-3(a) and to disclose certain related matters. The Company remains subject to the periodic and current reporting requirements of Section 13 (a) of the Exchange Act after completion of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Reorganization

On September 30, 2020, the sole board of director of each Constituent Corporation and without the vote of majority shareholders pursuant to NRS 92A.180 approved to adopt and ratify a resolution to enter into an agreement and plan of merger by and between the Constituent Corporations. The effective date and time of the Reorganization was October 28, 2020 at 4PM PST (the “Effective Time”). The entire plan of Merger is on file with Nevada Secretary of State (“NSOS”) and included inwith the Articles of Merger pursuant to NRS 92A.200 Nevada Secretary of State (“NSOS”) and attached to and made a part thereof to the Articles of Merger pursuant to NRS 92A.200 filed with NSOS on October 16, 2020.

At the Effective Time, Predecessor merged with and into its indirect and wholly owned subsidiary, Merger Sub with Predecessor as the surviving corporation resulting in Predecessor as a wholly owned subsidiary of the Company.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder of the Predecessor, Flint Consulting Services, LLC, (“Flint”) a Wyoming limited liability company became the same control shareholder of the Successor. Jeffrey DeNunzio, as sole member of Flint is deemed to be the indirect and beneficial holder of 35,000,000 shares of common stock of the Company representing 73.5% of the issued and outstanding stock of the Company. Paul Moody, Our sole officer/director is the same officer/director of the Predecessor. There are no other shareholders or any officer/director holding at least 5% of the outstanding voting shares of the Company.

The respective boards of directors of Predecessor, Successor and Merger Sub approved and declared advisable and in the best interests of each constituent corporation and its shareholders the agreement and plan of merger and the transactions contemplated and completed, including without limitation, the Reorganization.

Immediately prior to the Effective Time, the Company was a direct and wholly owned subsidiary of Predecessor and Merger Sub was a direct and wholly owned subsidiary of the Company.

Immediately prior to the Effective Time, and under the respective articles of incorporation of Predecessor and Successor, the Successor Capital Stock had the same designations, rights, and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Predecessor Capital Stock which was automatically converted pursuant in the holding company reorganization;

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor, as the holding company, contain provisions identical to the Articles of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200.

Immediately prior to the Effective Time, the articles of incorporation of Predecessor stated that any act or transaction by or involving the Predecessor, other than the election or removal of directors of the Predecessor, that requires for its adoption under the NRS or the Articles of Incorporation of Predecessor the approval of the stockholders of the Predecessor, shall require in addition the approval of the stockholders of Successor (or any successor thereto by merger), by the same vote as is required by the articles of Incorporation and/or the bylaws of the Predecessor.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor and Merger Sub were identical to the articles of incorporation and bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200;

The Boards of Directors of Predecessor, Successor, and Merger Sub approved the Reorganization, shareholder approval not being required pursuant to NRS 92A.180;

The Reorganization constituted a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code;

Effects of Merger. The Merger shall have the effects set forth in the agreement and plan of merger pursuant to the applicable provisions set forth in NRS 92A.250. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) right and title to all assets (including real estate and other property, if any) owned by, and every contract right possessed by, the Predecessor and Merger Sub shall vest in Predecessor, and (ii) all liabilities and obligations of the Predecessor and Merger Sub shall become the liabilities and obligations of Predecessor. The vesting of such rights, title, liabilities, and obligations in the Predecessor shall not be deemed to constitute an assignment or an undertaking or attempt to assign such rights, title, liabilities and obligations.

The conversion of securities of Predecessor into the identical and equivalent securities of Successor will not constitute a sale, resale or different security. Securities issued by Successor pursuant to the merger shall be deemed to have been acquired at the same time as the securities of the Predecessor exchanged in the merger. Successor securities issued solely in exchange for the securities of Predecessor as part of a reorganization of the Predecessor into a holding company structure. Stockholders received securities of the same class evidencing the same proportional interest in the holding company as they held in the Predecessor, and the rights and interests of the stockholders of such securities are substantially the same as those they possessed as stockholders of the Predecessor’s securities. Immediately following the merger, Successor has no significant assets other than securities of the Predecessor and its existing subsidiary(s) and has the same assets and liabilities on a consolidated basis as the Predecessor had before the merger. Stockholders of Predecessor shall be the stockholders of Successor.

Successor common stock traded in the OTC Markets under the Predecessor ticker symbol “IMMM” under which the common stock of Predecessor previously listed and traded until the new ticker symbol “TKSI” was announced October 27, 2020 on the Financial Industry Regulatory Authority’s daily list with a market effective date of October 28, 2020. The CUSIP Number 458802105 for IMMM’s common stock was suspended upon market effectiveness. The Company received a new CUSIP Number 90043H102.

Concurrently and after the Effective Time, the Company cancelled all of its stock held in Predecessor resulting in the Company as a stand-alone and separate entity with no subsidiaries, no assets and negligible liabilities. The assets and liabilities of Predecessor, if any remain with Predecessor. The Company has abandoned the business plan of its Predecessor and resumed its former business plan of a blank check company after completion of the Merger. The Company’s transfer agent is Olde Monmouth Stock Transfer Co., Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Turnkey Solutions, Inc.

Dated: October 29, 2020

By: /s/ Paul Moody

Paul Moody

President and Director